Exhibit 99.2
©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL First Quarter 2025 Results May 15, 2025

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL 2 Safe Harbor Statements Forward-Looking Statements: Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding future events, estimated or anticipated future results and benefits, future opportunities for XBP Europe Holdings, Inc. (together with its subsidiaries, the “Company”) and its industry, and other statements that are not historical facts. These statements reflect the current expectations of Company management and are not guarantees of actual performance. Actual results may differ materially due to a number of risks and uncertainties, including without limitation: (1) legal proceedings against the Company or others; (2) the Company’s inability to meet the continued listing standards of Nasdaq or another securities exchange; (3) disruptions from the proposed acquisition of Exela Technologies BPA, LLC (“BPA”) and related bankruptcy proceedings of BPA and certain of its subsidiaries’; (4) failure to realize benefits from the November 2023 business combination with CF Acquisition Corp. VIII; (5) acquisition-related costs; (6) changes in laws or regulations; (7) adverse effects from economic, business, or competitive factors; (8) market volatility due to geopolitical and economic factors; (9) challenges in achieving profitability, retaining clients, managing growth, or recruiting and retaining personnel; and (10) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Annual Report on Form 10-K filed on March 19, 2025, as amended, and subsequent filings with the Securities and Exchange Commission (the “SEC”). In addition, forward-looking statements represent the Company’s expectations, plans or forecasts as of the date of this communication. Subsequent events may alter these assessments, and they should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation. Non-GAAP Financial Measures: This presentation includes constant currency, EBITDA, and Adjusted EBITDA, each of which is a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes these non-GAAP financial measures provide investors with useful insights into the Company’s financial performance, results of operations, and liquidity, helping them understand the Company’s business trends and compare its results. The Company’s board of directors and management use these measures to evaluate the Company’s performance on a consistent basis across periods by excluding effects of the Company’s capital structure (such as varying debt levels, interest expense, and transaction costs from the November 2023 business combination). Adjusted EBITDA also seeks to remove the effects of integration and related restructuring expenses and other similar non-routine items, some of which are outside management’s control. Restructuring expenses are primarily related to the implementation of strategic actions and initiatives related to the rightsizing of the business. All of these costs are variable and dependent upon the nature of the actions being implemented and can vary significantly driven by business needs. Accordingly, due to that significant variability, we exclude these charges since we do not believe they truly reflect our past, current or future operating performance. The constant currency presentation excludes the impact of fluctuations in foreign currency exchange rates. We calculate constant currency revenue and Adjusted EBITDA on a constant currency basis by converting our current-period local currency financial results using the exchange rates from the corresponding prior-period and compare these adjusted amounts to our corresponding prior period reported results. The Company does not consider these non-GAAP measures in isolation or as an alternative to liquidity or financial measures determined in accordance with GAAP. A limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures and therefore the basis of presentation for these measures may not be comparable to similarly-titled measures used by other companies. These non-GAAP financial measures are not required to be uniformly applied, are not audited and should not be considered in isolation or as substitutes for results prepared in accordance with GAAP, and their presentation may not be comparable to similar measures used by other companies. Net loss is the GAAP measure most directly comparable to the non-GAAP measures presented here. For a reconciliation of the comparable GAAP measures to these non-GAAP financial measures, see the slide titled “Reconciliation of Non-GAAP measures.” Rounding: Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect absolute figures. Supplemental Information: These slides are not intended to be a stand-alone presentation but should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our public filings.

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL 3 XBP Europe at a glance Where Secure hybrid cloud infrastructure enables XBP Europe to deploy its solutions to clients across EMEA. Our physical footprint spans 15 countries over 30 locations supported by our ~1,500 employees. Who XBP Europe (Nasdaq: XBP), is a pan-European integrator of bills, payments and related solutions and services. We serve many of the largest private and public sector clients in Europe, and our extensive network spans the majority of key European markets. Why We see significant long-term market share growth opportunities throughout Europe given 1) outsized government spending, 2) initiatives to accelerate digital transformation and increase adoption of cloud-based and AI services for public and private sector players, 3) acceleration of Open Banking initiatives which will create opportunities for non-bank players, and 4) government frameworks, like G-Cloud 14, which will allow high quality operators like XBP to increase share. What We have traditionally focused on bills and payments process management and we process several hundred million payment transactions each year. As our clients’ needs have evolved so have our solutions and we are expanding our focus to include AI enablement and data modernization through our solutions and services suites. We believe our business ultimately advances digital transformation, improves market-wide liquidity by expediting payments, and encourages sustainable business practices.

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL 4 XBP Europe solution suite - Summary Finance & Accounting ● Exchange for Bills & Payments (XBP) ● Procure to Pay (P2P) ● Order to Cash (O2C) ● Record to Report (R2R) ● Financial Planning and Analysis ● Finance & Accounting Outsourcing ● ERP Data Consolidation Banking & Finance ● Confirmation of Payee (CoP) ● Request to Pay (RtP) ● Mortgage/Loan Management ● Payment Processing/ Enablement ● Cross Border Payments ● Check Clearing ● Know Your customer (KYC) Enterprise Information Management (EIM) ● Document Digitisation ● Data input/ Keying Services ● Digital Mailroom (DMR) ● Document Records Management ● Intelligent Data Processing ● Data Visualisation ● Big Data Analytics Business Process Management ● Workflow Automation ● Robotic Process Automation (RPA) ● Incident Management ● Workforce Management ● Document Digitisation ● Application Support Cloud & AI Technology ● Data Modernisation ● Multi Cloud Management ● Cybersecurity Integrated Communications ● Omnidirect ● Print and Mail ● AI-powered Contact Centre Services Digital Workplace (Work From Anywhere) ● Intelligent Lockers ● Digital Mailroom (DMR) ● Digital Signature ● Expense Management ● Incident Management ● Ethics Reporting ● Workforce Management ● Learning & Development Center of Excellence ● Exchange for Bills and Payments (XBP) ● ERP Data Consolidation ● FAO services

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL 5 Large Enterprises and Small Businesses Finance Departments F&A, IPA, WFA, SaaS We empower accounting and finance through a suite of solutions that offer automation, communication, and business insights to seamlessly manage transactions and help to improve liquidity. #Financial Services 50+ Enterprise level clients across all regions Financial Institutions, Banks & Insurance Companies Digital Banking, Financial BPO Services We help financial institutions to provide a better experience to billers, payers, and clients, thereby optimizing payment transactions and improving satisfaction, loyalty, and retention. #Banking • 30 top global and European banks • Provider of state -of -the -art technology platform that processes 100% of UK cheque clearing • XBP Europe’s technology supports ~63 million online banking customers Governments & Public Sector Organizations BPO We help governments and public sector organizations on their digital transformation journey, including workflow solutions, documents processing, and content management. #Public Sector Serving 55+ central & local governmental entities across 7 countries Serving over 2,000 clients across the public and private sectors Industry Specific and Industry Agnostic Enterprise Software and Services Who We Serve Low client concentration (FY2024): • Top 10 clients accounted for ~28% of revenue • Top 100 clients accounted for ~79% of revenue

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL 1Q 2025 Financial Highlights 6

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL 7 1Q 2025 at a Glance YoY +590 bps Sequentially -120 bps YoY +380 bps Sequentially +190 bps Revenue $37.7M YoY -1.2% Sequentially +5.7% Gross Margin 30.1% Adj EBITDA2 $3.7M YoY +$0.8M Sequentially -$0.7M 1: Adjusted to exclude non-cash stock-based compensation expense of $3.8 million in 1Q25, $0.7 million in 4Q24, and $0 in 1Q24 2: Adj EBITDA from Continuing Operations - Reference Adj EBITDA reconciliations on slide 13 YoY ~110 bps Sequentially +670 bps Technology Gross Margin 54.5% Note: Unless otherwise noted, any references within this presentation relate to continuing operations Bills & Payments Gross Margin 19.6% YoY +$0.7M Sequentially +$0.3M Operating Profit1 $2.0M Bills & Payments: 69.8% Technology: 30.2% Revenue Mix YoY +2.4% Sequentially +18.6% SG&A1 $7.1M

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL 1Q 2025 Financial Highlights 8 $ in thousands • Three consecutive quarters of sequential revenue growth as ~$25 million of active project ramp-ups accelerate, including recent operational go-live of His Majesty’s Passport Office (HMPO) • Gross margin improvement driven by operational leverage, increased automation, and cost optimization flow-through 1: Adjusted to exclude non-cash stock-based compensation expense of $3.8 million in 1Q25, $0.7 million in 4Q24, and $0 in 1Q24 2. Reference Adj EBITDA reconciliation on slide 13 Note: Unless otherwise noted, any references within this presentation relate to continuing operations; Non-GAAP measures are unaudited

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL Segment Profitability – 1Q 2025 9 $ in thousands • Bills & Payments Gross Margin improvement driven by higher levels of automation and ongoing optimizations coupled with continued ramp of large contracts • Technology Gross Margin remains robust as a result of high margin software license sales and professional service revenue Note: Unless otherwise noted, any references within this presentation relate to continuing operations

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL Appendix 10

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL Geographic Footprint and Key Operational Metrics 11 XBP Europe solutions reach majority of populations in key markets. The Company processed several hundred million payment transactions in 2024. United Kingdom (population 67 million) ~100% of all check payments archived or processed Sweden (population 10 million) ~7 million individuals and 500,000+ companies use bank giro Ireland processed by XBP (population 5 million) process~95% of all payments by check Norway (population 5 million) process 100% of bank giro Germany (population 83 million) technology is used to support 50+ million online banking customers Pan-European Presence 15 Countries1 30 Locations We are one of the largest non-bank processors of payments in Europe 1. Physical locations with XBP Europe employee presence

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL Client and industry diversification 12 $143M FY2024 Revenue* * From Continuing Operations

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL Adjusted EBITDA Reconciliation From Continuing Operations 13 $ in thousands (1) Adjustment represents costs associated with restructuring, including employee severance and vendor and lease termination costs. (2) Represents litigation settlement and associated expenses incurred in connection with the Company subsidiary litigation. (3) Primarily represents management fee incurred in exchange for services, which included provision of legal, human resources, corporate finance, and marketing support. The management services agreement was terminated in connection with the Business Combination and was replaced by the related party service fee pursuant to the Services Agreement which reduced the fee and modified the services provided. (4) Represents the non-cash charges related to restricted stock units and options. (5) Represents transaction costs incurred as part of the Business Combination. (6) Supplemental financial measures that are not required by, or presented in accordance with, accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures should not be considered as alternatives to operating or net income or cash flows from operating activities, in each case determined in accordance with GAAP. These non-GAAP financial measures are among the indicators used by management to measure the performance of the Company's operations, and also among the criteria upon which performance-based compensation may be based. Adjusted EBITDA also is used by our lenders for debt covenant compliance purposes. Similar non-GAAP financial measures may be calculated differently by other companies, including other companies in our industry, limiting their usefulness as comparative measures. Because of these limitations, you should consider the non-GAAP financial measures alongside other performance measures and liquidity measures, including operating income, various cash flow metrics, net income and our other GAAP results.

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL Non-GAAP Reconciliation 14

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL 15 Footnotes to Non-GAAP Reconciliation • Constant currency excludes the impact of foreign currency fluctuations and is computed by applying the average exchange rates for the quarter ended March 31, 2024, to the revenues during the corresponding period in 2025. • Adjustment represents costs associated with restructuring, including employee severance and vendor and lease termination costs. • Related to accelerated vesting of RSU and stock awards. • Represents transaction costs incurred as part of the Business Combination. Defined Terms in Presentation and Notes • ACV: Annual contract value in dollars • Gross Margin: Total revenue less cost of revenue as a percentage of total revenue • Capital Expenditures: Funds used to buy, maintain, or improve physical or fixed assets used in the Company’s operations • SG&A: Selling, General, and Administrative Expense • F&A: Finance & Accounting • IPA: Intelligent Process Automation • WFA: Work from Anywhere • SaaS: Software as a Service • BPO: Business Process Outsourcing

©XBP EUROPE 2025 PROPRIETARY & CONFIDENTIAL xbpeurope.com Thank You